EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux, his attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc. Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                           /s/ Richard L. Sharp
                                           Richard L. Sharp

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                     /s/ Alan L. Wurtzel
                                     Alan L. Wurtzel

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                          /s/ Richard N. Cooper
                                          Richard N. Cooper

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                                /s/ Barbara S. Feigin
                                               Barbara S. Feigin

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                               /s/ Hugh G. Robinson
                                               Hugh G. Robinson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.




                                            /s/ Walter J. Salmon
                                            Walter J. Salmon

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                            /s/ Mikael Salovaara
                                            Mikael Salovaara

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                          /s/ John W. Snow
                                          John W. Snow

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 50,000 shares of CarMax Group Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the Circuit City Stores, Inc.
Amended and Restated 1989 Non-Employee Directors Stock Option Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17th day of June, 1997.



                                             /s/ Edward Villaneuva
                                             Edward Villaneuva